SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 30, 2014

RECON TECHNOLOGY, LTD

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34409	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1902, Building C, King Long International Mansion

No. 9 Fulin Road

Beijing, 100107

People’s Republic of China

(Address of principal executive offices and zip code)

025-52313015

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Recon Technology, Ltd. (the “Registrant”) held its 2014 Annual Meeting of Shareholders on June 30, 2014, at 9:00 a.m. EDT at Room 1902, King Long International Mansion, 9 Fulin Road, Beijing, People's Republic of China. The following tables reflect the tabulation of the preliminary voting results with respect to each proposal submitted to a vote of the Registrant’s shareholders at the 2014 Annual Meeting of Shareholders. The voting results below are only preliminary and are subject to change. The Registrant will file an amendment to this Current Report on Form 8-K to disclose the final results within four business days after they are known. Abstentions were counted as present for the purpose of establishing a quorum, but were not treated as votes cast on each respective proposal.

PROPOSAL 1: Election of Directors
a.	To elect one Class I member of the Board of Directors to serve terms expiring at the Annual Meeting of Shareholders following the fiscal year ending June 30, 2016 or until their successors are duly elected and qualified. The Class I nominee who received a plurality of the properly cast votes was Zhao Shudong, who were thereby elected to the Registrant’s Board of Directors. Zhao Shudong was elected by a vote of approximately 99.6% of the votes cast (excluding abstentions and broker non-votes). The tabulation of the preliminary voting results is as follows:

Nominee	For		Withheld		Abstain/Broker Non-Vote
	Number	Percentage	Number	Percentage	Number	Percentage
Zhao Shudong	1,567,399	56.97%	5,533	0.20%	1,178,282	42.83%

The Table below shows the composition of the Registrant’s Board of Directors and the Board committees following the 2014 Annual Meeting of Shareholders:

Post-AGM Board	Independent	Committees
Yin Shenping	No
Chen Guangqiang	No
Hu Jijun	Yes	Audit, Nominating, Compensation*
Zhao Shudong	Yes	Audit, Nominating,* Compensation
Nelson N.S. Wong	Yes	Audit,* Nominating, Compensation

* Chair of Committee

PROPOSAL 2: Ratification of Appointment of Independent Auditor
a.	To ratify the appointment of Friedman LLP as the Registrant’s independent registered public accountant for the fiscal year ending June 30, 2014. The proposal was approved by a vote of approximately 97.4% of the votes cast (excluding abstentions and broker non-votes). The tabulation of the preliminary voting results is as follows:

For		Withheld		Abstain/Broker Non-Vote
Number	Percentage	Number	Percentage	Number	Percentage
2,677,880	97.33%	71,827	2.61%	1,507	0.05%

PROPOSAL 3: Advisory Vote on Executive Compensation
a.	To vote on an advisory, nonbinding resolution to approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The proposal was approved by a vote of approximately 99.7% of the votes cast (excluding abstentions and broker non-votes). The tabulation of the preliminary voting results is as follows:

For		Withheld		Abstain/Broker Non-Vote
Number	Percentage	Number	Percentage	Number	Percentage
1,566,707	56.95%	4,003	0.15%	1,180,504	42.91%

PROPOSAL 4: Advisory Vote on Frequency of Vote on Executive Compensation Vote
a.	To vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation. Approximately 99.8% of the votes cast (excluding abstentions and broker non-votes) were voted in favor of “Every one year.” The tabulation of the preliminary voting results is as follows:

Every One Year		Every Two Years		Every Three Years		Abstain/Broker Non-Vote
Number	Percentage	Number	Percentage	Number	Percentage	Number	Percentage
1,569,001	57.03%	404	0.01%	2,317	0.08%	1,179,492	42.87%

Based on the preliminary results of the foregoing advisory votes, the Registrant will seek shareholder approval, on a nonbinding advisory basis, on the frequency of voting on executive compensation each year.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

99.1	Press Release dated July 1, 2014 announcing results of voting at annual meeting of shareholders.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 1, 2014	RECON TECHNOLOGY, LTD

	By:	/s/ Liu Jia
	Name: Its:	Liu Jia Chief Financial Officer

EXHIBIT INDEX

Exhibits.

99.1	Press Release dated July 1, 2014 announcing results of voting at annual meeting of shareholders.